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EXHIBIT 10.89

                                   ADDENDUM TO
                         STANDARD INDUSTRIAL/COMMERCIAL
                             SINGLE-TENANT LEASE-NET

         This ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET (the "ADDENDUM") is made and entered into by and between VERNON ASSOCIATES, LLC, a California limited liability company ("LESSOR") and OVERHILL FARMS, INC., a Nevada corporation ("LESSEE"), as of the day and year set forth above. To the extent there are any inconsistencies between this Addendum and the terms and provisions of the Lease to which this Addendum is attached, the terms and provisions of this Addendum shall control.

         1. BASE RENT ESCALATIONS. The Base Rent payable commencing on the Commencement Date shall be calculated as follows:

         The product of $63,300.30 multiplied by a fraction, the numerator of which shall be the "C.P.I.," as that term is defined in Paragraph 2 below, for the calendar month of January, 2004 and the denominator of which shall be the C.P.I. for the calendar month which is July, 2001. The sum so calculated shall constitute the initial monthly Base Rent hereunder, but, in no event, shall such amount be less than $63,300.30. In the event the compilation, format, components and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency, shall be changed or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

         2. BASE RENT ADJUSTMENTS.

                  2.1 Commencing on October 1, 2005, and again on April 1, 2008 (each such date shall hereinafter be referred to as a "Rent Increase Date"), the monthly Base Rent payable under this Lease shall be adjusted by the increase, if any, from the "Base Month," as such term is specified below, in the Consumer Price Index of the Bureau of labor Statistics of the Department of Labor for All Urban Consumers (1982-1984=100), "All Items," for Los Angeles-Riverside-Orange County (herein referred to as "C.P.I.").

                  2.2 The monthly Base Rent payable as of each Rent Increase Date pursuant to this Lease shall be calculated as follows: $63,300.30 shall be multiplied by a fraction, the numerator of which shall be the C.P.I. for the calendar month of July, 2005 (for the October 1, 2005 Rent Increase Date) and January, 2008 (for the April 1, 2008 Rent Increase Date) and the denominator of which shall be the C.P.I. for the calendar month which is July, 2001 ("Base Month"). The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the rent adjustment.

                  2.3 In the event the compilation, format, components and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency, shall be changed or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

                  2.4 Lessee shall continue to pay the Base Rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased Base Rent current, commencing with the effective date of such increase through the date of any Base Rent installments then due. Thereafter, the Base Rent shall be paid at the increased rate.

3. OPTION TERM.

         3.1 OPTION RIGHT. Lessee shall have one (1) option to extend the Original Term for a period of five (5) years (the "Option Term"). The option contained in this Paragraph 2 may be exercised by Lessee, if at all, by delivering written notice thereof to Lessor, on or before the date occurring twelve (12) months prior to the expiration of the Original Term. Upon the proper exercise of such option to extend, the Original Term shall be extended for a period of five (5) years upon the terms and conditions of this Lease, except that the Base Rent during the Option Term shall be determined pursuant to PARAGRAPH 3.2, below. Notwithstanding anything to the contrary contained in PARAGRAPH 3.2, below, in no event shall the Base Rent payable during the Option Term be less than the Base Rent payable during the last month of the Original Term.

         3.2 OPTION RENT. The rent payable by Lessee during the Option Term (the "Option Rent") shall be equal to one hundred percent (100%) of the "face" or "stated" rental rate (i.e., the Base Rent) (including C.P.I. escalations thereto pursuant to Paragraph 2 of the Addendum), at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, non-equity, non-expansion and nonrenewal space comparable in size location and quality to the Premises for a term of five (5) years, which comparable space is located in comparable buildings in the general vicinity of the Building as determined by the arbitrators (the "Comparable Building"). Lessor and Lessee shall attempt to agree upon the Option Rent, using their best good faith efforts. If Lessor and Lessee fail to reach agreement within thirty (30) days following Lessee's exercise of the option to extend (the "Outside Agreement Date"), then each party shall make a separate determination of the Option Rent within five (5) days thereafter. Such determinations shall be placed into sealed envelopes together with an explanation of the reasons why such determinations were made and submitted to arbitration in accordance with Paragraph 3.2(A) through 3.2(G) below within such five-day period. Failure to Lessee or Lessor to make a determination of the Option Rent within the five-day period shall conclusively be deemed to be the non-determining party's approval of the Option Rent submitted within the five-day period by the other party.

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                           (A) Lessor and Lessee shall each appoint one
arbitrator who shall by profession be a certified real estate appraiser or real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the negotiation of leases for, or appraisal of, commercial industrial/office properties in the general vicinity of the Building as determined by the arbitrators. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Option Rent is closer to the actual Option Rent, as determined by the arbitrators, taking into account only the requirements of Paragraph 3 of this Addendum. Each such arbitrator shall be appointed within thirty (30) days after the applicable Outside Agreement Date.

                           (B) The two (2) arbitrators so appointed shall within
ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

                           (C) The three arbitrators shall within thirty (30)
days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Option Rent and shall notify Lessor and Lessee thereof.

                           (D) The decision of the majority of the three (3)
arbitrators shall be binding upon Lessor and Lessee.

                           (E) If either Lessor or Lessee fails to appoint an
arbitrator within thirty (30) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

                           (F) If the two (2) arbitrators fail to agree upon and
appoint a third arbitrator within the time period provided in Paragraph 3.2(B), above, then the parties shall mutually select the third arbitrator. If Lessor and Lessee are unable to agree upon the third arbitrator within ten (10) days, then either party may, upon at least five (5) days prior written notice to the other party, request the presiding Judge of the Los Angeles County Superior Court, acting in his private and no judicial capacity, to appoint the third arbitrator. Following the appointment of the third arbitrator, the panel of arbitrators shall, within thirty (30) days thereafter, reach a decision as to whether Lessor's or Lessee's submitted Option Rent shall be used and shall notify Lessor and Lessee thereof.

                           (G) The cost of the arbitrators and the arbitration
proceeding shall be paid by Lessor and Lessee equally.

                  3.3 CITY OF VERNON CONTINGENCY. Lessor and Lessee acknowledge that the Premises is subject to an existing ordinance from the City of Vernon ("City") which would exclude warehousing as a future permitted use for the Premises if the Premises were not being used for warehousing purposes as of January 1, 2014. Lessor and Lessee further acknowledge and agree that the Premises were specifically constructed for warehousing purposes. Therefore, notwithstanding anything to the contrary contained in this Lease, even if Lessee has exercised its right to extend this Lease for the Option Term, this Lease shall terminate and expire on March 31, 2013, unless Lessee has delivered assurances from the City to Lessor, which must be satisfactory to Lessor in Lessor's sole discretion, that the City will allow Lessor to revert the Premises back to warehouse use upon Lessee's vacation of the Premises, whenever occurring. Lessor and Lessee agree to use commercially reasonable good faith efforts to satisfy this contingency and obtain such assurances from the City.

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         4. BACK-UP GENERATOR. Lessee shall have the right to install, at locations reasonably approved by Lessor, (i) a generator to supply back-up electric power to the Premises in the event of a curtailment or interruption in the supply of normal electrical power to the premises, and (ii) an underground storage tank to supply fuel to the generator, which tank shall be enclosed in a concrete vault. Lessee's rights under this Section shall be subject to the following terms and provisions: (a) Lessor shall have the right to reasonably approve the size, exact location, manner of installation and other specifications of the generator and underground storage tank and vault; (b) the exercise of Lessee's rights under this Section shall be subject to Lessee's compliance with all laws and acquisition of all approvals and permits required from applicable governmental authorities, (c) the installation, maintenance, monitoring and removal of the generator and underground storage tank and vault shall be at Lessee's sole cost and expense; (d) Lessee shall comply with all laws pertaining to the operation, maintenance and monitoring of underground storage tanks, along with any additional requirements imposed by Lessor in connection therewith, and shall provide Lessor with evidence of such compliance in such form and at such times as Lessor requires; (e) Lessee shall maintain and repair the generator and underground storage tank and vault in a first-class, safe condition, and shall be responsible for all reporting, monitoring, clean-up and remediation activities and costs pertaining to the storage tank and materials stored therein or released therefrom; (f) Lessee shall, unless Lessor directs otherwise at least three (3) months prior to the Expiration Date, remove the generator and underground storage tank and vault at the expiration or earlier termination of the Lease Term (and obtain a closure certificate from applicable governmental authorities in connection with such removal), and restore any damage to the Premises incurred in connection with such removal, including installing such landscaping or hardscape in the location of the underground storage tank and vault as requested by Lessor; (g) Lessee shall furnish Lessor with copies of all approvals, permits, notices and communications received from governmental authorities concerning the underground storage tank; and (h) Lessee's indemnity and defense obligations set forth in this Lease shall expressly pertain to the installation, use, operation, maintenance and repair of the generator and underground storage tank and vault, and any occurrence or condition related thereto.

         5. LESSOR RENOVATIONS. It is specifically understood and agreed that Lessor has made no representation or warranty to Lessee and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises or any part thereof and that no representations respecting the condition of the Premises have been made by Lessor to Lessee. However, Lessee acknowledges that Lessor may during the Term renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Building, including without limitation, the parking areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, performing construction and similar activities in the Premises, and in connection with any Renovations, Lessor may, among other things, erect scaffolding or other necessary structures in the Premises, limit or eliminate access to portions of the Premises, or perform work in the Premises, which work may create noise, dust or leave debris in the Premises. Lessee hereby agrees that such Renovations and Lessor's actions in

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connection with such Renovations shall in no way constitute a constructive eviction of Lessee nor entitle Lessee to any abatement of Rent; provided however that in performing such Renovations, Lessor shall use commercially reasonable efforts to not materially interfere with Lessee's use of the Premises for the Agreed Use. Lessor shall have no responsibility or for any reason be liable to Lessee for any direct or indirect injury to or interference with Lessee's business arising from the Renovations, nor shall Lessee be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the Premises or of Lessee's personal property or improvements resulting from the Renovations or Lessor's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Lessor's actions in connection with such Renovations.

         6. WILLIAM D. FELDMAN AS LICENSED REAL ESTATE BROKER. Lessee acknowledges that William D. Feldman, member of Lessor, is a California licensed real estate broker and that Lessor is represented by William D. Feldman Associates, who is acting as Lessor's agent and not as a dual agent. William D. Feldman is a principal in William D. Feldman Associates.

         7. INTENTIONALLY DELETED.

         8. INTENTIONALLY DELETED.

         9. LIMITATION OF LIABILITY. This Lease is executed by an Agent, Member, Partner, Officer and/or Trustee of the Lessor, in his/her capacity as such Agent, Member, Partner, Officer and/or Trustee. By acceptance of this Lease, Lessee agrees that, for the payment of any claim or the performance of any obligation hereunder, recourse shall be had only in the Premises, and to no other assets of the Lessor, and no Shareholder, Trustee, Member, Partner, Officer, Employee or Agent shall be personally liable therefore.

         10. WAIVER AND CONSENT. Upon execution of this Lease and upon Lessee's request from time to time, Lessor shall execute a waiver and consent in a form substantially similar to EXHIBIT "B" attached hereto and made a part hereof or such other form as is reasonably acceptable to Lessor. In addition, Lessor acknowledges that this Lease will be hypothecated and pledged as collateral to Lessee's lenders. Lessor hereby consents to the hypothecation and pledge of all of Lessee's rights under this Lease to Lessee's existing and future lenders. The pledge of Lessee's rights under the Lease and any subsequent foreclosure thereon and assumption of the Lease by any such lender shall not constitute a change in control of Lessee but shall be deemed to be a transfer to a Non-Transferee pursuant to Section 14 below.

         11. LESSOR'S MAINTENANCE OBLIGATIONS. Notwithstanding anything to the contrary contained in this Lease, subject to the provisions of this Lease with respect to damage and destruction, indemnity and condemnation and except for damage caused by the act or omission of Lessee or Lessee's employees, agents, contractors or invitees for which Lessee shall be entirely responsible, Lessor shall keep the foundation, roof and structural portions of the exterior walls of the improvements in the Premises in good order, condition and repair; provided, however, Lessor shall not be obligated to maintain or repair windows, doors, plate glass or the surface of the walls; provided, further, however, Lessee shall be responsible for the first One Thousand Dollars ($1,000.00) of roof repairs annually on a cumulative basis from the Start Date. Lessor shall not be

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obligated to make any repairs hereunder until a reasonable time after receipt of a written notice from Lessee of the need for such repairs. Notwithstanding anything to the contrary contained in this Paragraph 11, in the event Lessor installs a new roof on the Premises during the Term, Lessee shall thereafter be responsible, at its sole cost and expense, for all repairs, maintenance and replacement of such roof during the Term, including any extension thereof, and to keep such roof in good condition and repair provided the installation of the new roof is performed by a roofing contractor reasonably approved, in advance, by Lessee. Lessor acknowledges that Lessee in the normal course of its operations will require roof penetrations and agrees to such penetrations provided that such work will be performed and completed pursuant to specifications of a professional roof consultant mutually approved by Lessor and Lessee, that such work will not shorten the normal remaining useful life of the roof, that Lessee restores the Premises to its original condition upon the expiration or earlier termination of this Lease and otherwise pursuant to the provisions of this Lease.

         12. SECURITY DEPOSIT. Notwithstanding anything to the contrary contained in the Lease, the initial Security Deposit amount of $630,000.00 (as such may be increased pursuant to the terms of this Lease) shall be adjusted on an annual basis commencing on October 1, 2005 and again on each October 1 thereafter (each such date shall hereinafter be referred to as a "SECURITY DEPOSIT INCREASE DATE"), by the increase, if any, from the Base Month in the C.P.I. The new amount of the Security Deposit effective as of each Security Deposit Increase Date shall be calculated as follows: $630,000.00 shall be multiplied by a fraction, the numerator of which shall be the calendar month of July immediately preceding the Security Deposit Increase Date and the denominator of which shall be the C.P.I. for the Base Month. The sum so calculated shall constitute the new amount of the Security Deposit which shall be paid by Lessee to Lessor within ten (10) business days following Lessor's request therefor, but, in no event; shall such new amount of the Security Deposit be less than the amount of the Security Deposit for the period immediately preceding such Security Deposit Increase Date. Paragraph 2.3 of this Addendum shall apply to this Paragraph. However, so long as Lessee is not late in the payment of Rent under the Lease, Lessor agrees not to increase the amount of the Security Deposit pursuant to this Paragraph subject to the following:

                  (i) Lessor shall forgive one (1) late payment during the first three (3) months of the Term, one (1) late payment during the following twenty-one (21) months of the Term and one (1) late payment every twenty-four (24) months of the Term thereafter;

                  (ii) if Lessee is late in the payment of Rent, except as and pursuant to item (i) above, then Lessee shall thereafter pay any past C.P.I. increases in the Security Deposit within ten (10) business days following receipt of notice thereof from Lessor and all future C.P.I. increases in the Security Deposit pursuant to this Paragraph 12;

                  (iii) if Lessee is not late in the payment of Rent upon the expiration of the Term (or any extension thereof) (but specifically not including any early termination of the Term (or any extension thereof), except pursuant to Paragraph 3.3 of this Addendum), notwithstanding item (ii) below, then the C.P.I. increases in the Security Deposit amount shall be forgiven and the increased amounts of the Security Deposit held by Lessor as a result of the C.P.I. increases shall be returned to Lessee pursuant to Paragraph 5 of the Lease.


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         13. CONDITION OF PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises on an "as-is," "where-is" basis, subject to the terms, covenants and conditions set forth in this Lease. Except as set forth in the Lease, no representations or warranties of any kind have been made to Lessee concerning the condition of the Premises, nor, have any promises to alter or improve the Premises been made by Lessor or any party on behalf of Lessor. Attached hereto as EXHIBIT "C" and incorporated herein by this reference are pictures depicting the condition of the Premises as of the Commencement Date which Lessor and Lessee hereby agree are true and correct.

         14. ASSIGNMENT AND SUBLETTING TO A NON-TRANSFEREE. Notwithstanding anything to the contrary contained in this Lease, neither (i) an assignment or subletting of all or a portion of the Premises to (A) an entity which is controlled by, controls or is under common control with Lessee, or (B) a purchaser of all or substantially all of the assets of Lessee or of an entity which is controlled by, controls or is under common control with Lessee, nor
(ii) a transfer, by operation of law or otherwise, in connection with the merger, consolidation or other reorganization of Lessee or of an entity which is controlled by, controls or is under common control with Lessee nor (iii) a foreclosure by a lender of Lessee (collectively, such entities, purchasers, and parties shall be referred to herein collectively or individually as a "Non-Transferee"), shall be subject to the Lessor's consent; provided, however, no sublease or assignment to a Non-Transferee shall release the lessee named herein from any liability under this Lease. Lessee shall immediately notify Lessor of any such assignment, purchase, transfer, sublease, action or use. For purposes of this Lease, "control" shall mean the possession, direct or indirect, or the power to direct or cause the direction of the management and policies of a person or entity, or majority ownership of any sort, whether through the ownership of voting securities, by contract or otherwise.

         15. SIGNS. Lessee is advised that the adjoining property tenant has been granted the right to place two signs on the access easement at the corner of Vernon Avenue and Seville. Each of such signs shall not be larger than 6' x 10' and are subject to the reasonable approval of Lessor.

         16. ACCESS, YARD AND PLAN. Attached to this Lease is the Mollenhauer, Higashi and Moore plan as EXHIBIT "A" ("Plan"). Lessee acknowledges that the rear yard consists of 50 feet of fee and a right to use the next northerly 50 feet for "pedestrian and vehicular traffic for ingress and egress from the Property and for parking of such vehicles." In this the most northerly 50 feet there is a right of access to the building to the north, currently owned by David Karney, and to the 25,000 square foot building to the west owned by Lessor. North of the northerly 50 feet easement there appears to be another 20 feet where Lessor and Lessee have the right for "truck ingress, egress, maneuvering and parking." A full title report is available to Lessee, and Lessee is deemed to be aware of and to accept Premises as described herein.

         17. LETTER OF CREDIT. Lessee shall have the one-time right, on the date which is thirty (30) days following the Commencement Date, to elect to replace all or a portion of the Security Deposit with an unconditional, irrevocable and renewable letter of credit with a term of at least one (1) year (the "L-C") in favor of Lessor in the initial amount ("L-C Stated Amount") in the amount of the portion of the Security Deposit being replaced, which L-C shall be issued by a bank subject to Lessor's reasonable approval with a branch upon which Lessor may draw upon the L-C located in Southern California, and which L-C shall be in a

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form and content as set forth in EXHIBIT "E," attached hereto or otherwise shall be subject to Lessor's reasonable approval. The L-C Stated Amount shall increase on each Security Deposit Increase Date pursuant to Paragraph 12 so that the Security Deposit plus the L-C Stated Amount equal the amount which would have been required under Paragraph 12 but for Lessee's election to replace a portion of the Security Deposit with the L-C and the L-C shall be concurrently amended to reflect such increased amount. Lessee shall pay all expenses, points and/or fees incurred by Lessee in obtaining the L-C. Notwithstanding the foregoing, Lessor acknowledges and agrees that Lessee shall have the right, from time to time throughout the Term of this Lease, to post a substitute letter of credit for the L-C required hereunder, the form and substance of which substitute letter of credit shall be subject to Lessor's reasonable approval and the terms of this Paragraph 17. Upon Lessee's written request from time to time, Lessor shall provide Lessee with a letter confirming the then L-C Stated Amount (including the amount of any actual increases and reductions with respect thereto). The L-C shall state that an authorized officer or other representative of Lessor may make demand on Lessor's behalf for the L-C Stated Amount of the L-C, or any portion thereof, and that the issuing bank must immediately honor such demand, without qualification or satisfaction of any conditions, except the proper identification of the party making such demand. In addition, the L-C shall indicate that it is transferable in its entirety by Lessor as beneficiary to a purchaser or lender of the Building and that upon receiving written notice of transfer, and upon presentation to the issuing bank of the original L-C and Lessor's execution of commercially reasonable transfer instructions, the issuer or confirming bank will reissue the L-C naming such transferee as the beneficiary. Lessee shall be responsible for the payment to the issuing bank of any transfer costs imposed by the issuing bank in connection with any such transfers. If (A) the term of the L-C held by Lessor will expire prior to the date which is sixty (60) days following the expiration of the Lease Term, as such may be extended, and the L-C is not extended, or a new L-C for an extended period of time is not substituted, within thirty (30) days prior to the expiration of the L-C, or (B) Lessee commits a default with respect to any provision of the Lease (as amended) beyond any applicable notice and cure periods, or (C) Lessee files a voluntary petition under Title 11 of the United States Code (i.e., the Bankruptcy Code), or otherwise becomes a debtor in any case or proceeding under the Bankruptcy Code, as now existing or hereinafter amended, or any similar law or statute, Lessor may (but shall not be required to) draw upon all or any portion of the principal amount of the L-C, and the proceeds received from such draw shall constitute Lessor's property (and not Lessee's property or the property of the bankruptcy estate of Lessee) and Lessor may then use, apply or retain all or any part of the proceeds (1) for the payment of any sum which is in default, (2) to reimburse Lessor for costs incurred by Lessor in connection with the Lease (including, without limitation, any brokerage commissions and attorneys' fees), (3) for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or (4) to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of the L-C proceeds are so used or applied, Lessee shall, within ten (10) days after demand therefor, post an additional L-C in an amount to cause the aggregate amount of the unused proceeds and such new L-C to equal the principal amount required in this Paragraph 17 above. Lessor shall not be required to keep any proceeds from the L-C separate from its general funds. Should Lessor sell its interest in the Building during the Lease Term and if Lessor deposits with the purchaser thereof

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the L-C or any proceeds of the L-C, thereupon Lessor shall be discharged from any further liability with respect to the L-C and said proceeds and Lessee shall look solely to such transferee for the return of the L-C or any proceeds therefrom. The L-C or any remaining proceeds of the L-C held by Lessor after expiration of the Lease (as amended), after any deductions described in this Paragraph 17 above, shall be returned to Lessee or, at Lessor's option, to the last assignee of Lessee's interest hereunder, within sixty (60) days following the expiration of the Lease (as amended).

         The use, application or retention of the L-C, the proceeds or any portion thereof, shall not prevent Lessor from exercising any other rights or remedies provided under the Lease (as amended), it being intended that Lessor shall not be required to proceed against the L-C, and such use, application or retention of the L-C shall not operate as a limitation on any recovery to which Lessor may otherwise be entitled. No trust relationship is created herein between Lessor and Lessee with respect to the L-C.

         Lessor and Lessee acknowledge and agree that in no event or circumstance shall the L-C, any renewal thereof or substitute therefor or the proceeds thereof be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (A) recite that the L-C is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.


                                      -9--

                                   EXHIBIT "A"

                                      PLAN



                                [TO BE ATTACHED]

                                      [MAP]

                                   EXHIBIT "B"


RECORDING REQUESTED BY:

UNION BANK OF CALIFORNIA, N.A.
AND LEVINE LEICHTMAN CAPITAL
PARTNERS II, L.P.

AND WHEN RECORDED, MAIL TO:

MURPHY SHENEMAN JULIAN & ROGERS
2049 CENTURY PARK EAST, SUITE 2100
LOS ANGELES, CALIFORNIA 90067
ATTENTION: MR. BRYAN SNYDER
--------------------------------------------------------------------------------
                   (Space above this line for Recorder's use)

                               WAIVER AND CONSENT

         This WAIVER AND CONSENT is made and entered into as of January [8], 2002, by and among UNION BANK OF CALIFORNIA, N.A. ("SENIOR SECURED PARTY"), whose address is Union Bank of California, N.A., Commercial Finance Division, 445 South Figueroa Street, Los Angeles, CA 90071-1602, Attn: Commercial Finance Division Manager, fax no. (213) 236-6089, with a copy to Murphy Sheneman Julian & Rogers, 2049 Century Park East, Suite 2100, Los Angeles, CA 90067, Attn: Gary
B. Rosenbaum, Esq., fax no. (310) 788-3777, LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("SUBORDINATED SECURED PARTY"; Senior Secured Party and Subordinated Secured Party shall be collectively referred to as "SECURED PARTIES"), whose address is 335 North Maple Drive, Suite 240, Beverly Hills, CA 90210, Attn: Arthur E. Levine, President, fax no. (310) 275-1441, with a copy to Irell & Manella, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067-4211, Attn: Mitchell S. Cohen, Esq., fax no. (310) 203-7199, and VERNON ASSOCIATES, LLC, a California limited liability company ("CONSENTING PARTY"), whose address is c/o William D. Feldman Associates, 12540 Beatrice Street, Suite 203, Los Angeles, CA 90049, with a copy to Greenwald, Pauly, Foster & Miller, 1299 Ocean Avenue, Suite 400, Santa Monica, CA 90401,
Attn: Richard L. Miller, Esq., fax no. (310) 395-5961.

                                    RECITALS

         A. Consenting Party is the owner of certain real property in the City of Vernon, County of Los Angeles, State of California, described on EXHIBIT "A" attached hereto and commonly known as 2727 E. Vernon Avenue, Vernon, California (the "PREMISES"). Consenting Party and Debtor (as defined below) are parties to that certain Standard Industrial/Commercial Single-Tenant Lease - Net (the "LEASE"), under which Debtor leases the Premises.

         B. This Waiver and Consent is executed to induce (1) Senior Secured Party to extend or continue to extend certain credit to OVERHILL FARMS, INC., a Nevada corporation ("DEBTOR"), pursuant to that certain Loan and Security Agreement dated as of November 24, 1999, by and between Debtor and Senior Secured Party (the "LOAN AGREEMENT"), and the other loan documents executed in connection therewith, and as the same may be amended, restated, supplemented, or otherwise modified from time to time (collectively, the "SENIOR AGREEMENTS"), which Senior Agreements, among other things, were executed by Debtor for the purpose of granting a first priority security interest to secure the repayment of all obligations and the performance of all indebtedness now or hereafter owing by Debtor to Senior Secured Party, of every kind and description, and (2) Subordinated Secured Party to extend or continue to extend certain credit to Debtor pursuant to the Securities Purchase Agreement dated as of November 24, 1999, by and among Debtor, Subordinated Secured Party, Overhill Corporation, a Nevada corporation formerly known as Polyphase Corporation, and Overhill L.C. Ventures, Inc., a California corporation, and the other loan documents executed in connection therewith, and as the same may be amended, restated, supplemented, or otherwise modified from time to time (collectively, the "SUBORDINATED AGREEMENTS"), which Subordinated Agreements, among other things, were executed by Debtor for the purpose of granting a second priority security interest to secure the repayment of all obligations and the performance of all indebtedness now or hereafter owing by Debtor to Subordinated Secured Party, of every kind and description. The Senior Agreements and Subordinated Agreements are collectively referred to as the "AGREEMENTS."

         C. This Waiver and Consent does not amend any of the terms of the Agreements, and reference thereto is made for further particulars.

         D. By the Agreements, each of Senior Secured Party and Subordinated Secured Party shall extend certain credit or has extended certain credit to Debtor against the security of, among other collateral, Debtor's merchandise, equipment, furniture, furnishings, fixtures, machinery and tools, together with all additions, substitutions, replacements, improvements and repairs to same, but specifically not including improvements and fixtures permanently affixed to the Premises (collectively, "PROPERTY").

         E. The execution and delivery of this Waiver and Consent by Consenting Party is required by Senior Secured Party and Subordinated Secured Party as a condition to the continued extension of credit to Debtor pursuant to the Agreements.

         NOTWITHSTANDING THE TERMS OF THE LEASE, SENIOR SECURED PARTY, SUBORDINATED SECURED PARTY AND CONSENTING PARTY AGREE THAT:

                                    AGREEMENT

         1. Consenting Party acknowledges that (a) the Lease is in full force and effect and (b) to Consenting Party's actual knowledge, there is no existing default under the Lease.

         2. The Property shall be and remain personal property notwithstanding the manner of its annexation to the Premises, its adaptability to the uses and purposes for which the Premises are used, or the intentions of the party making the annexation.

         3. Any rights that Consenting Party may claim to have in and to the Property, no matter how arising, shall be subordinate to the rights of Senior Secured Party and Subordinated Secured Party therein.

         4. Consenting Party consents to the installation of the Property on the Premises, agrees that Senior Secured Party and Subordinated Secured Party may do to and with the Property any or all of the acts below enumerated, and grants Senior Secured Party and Subordinated Secured Party a license, as set forth below, to enter into possession of the Premises, (a) at any time prior to the expiration, termination or cancellation of the Lease or abandonment of the Premises by Debtor or (b) with the prior written consent of Consenting Party as provided in paragraph 6 below during any period in which the Lease has expired, been terminated or canceled, or that Debtor has abandoned the Premises to do any or all of the following with respect to said Property: assemble, have appraised, display, remove, maintain, prepare for sale or lease, repair, lease, transfer and/or sell (at one or more public auctions or private sales) to the extent such action is in compliance with any applicable laws and regulations.

         5. Subject to the limitations set forth in paragraph 6 below, the waivers and consents herein granted shall continue until such time as all obligations, indebtedness and expenses (including, without limitation, reasonable attorneys' fees) of Debtor to (a) Senior Secured Party, on the one hand, and (b) Subordinated Secured Party, on the other hand, have been paid in full in cash and all covenants and conditions as more specifically enumerated in the Agreements have been fully performed.

         6. If the Lease has expired, been terminated or canceled or Debtor has abandoned the Premises, then Senior Secured Party, Subordinated Secured Party and their respective representatives and invitees shall only be permitted to occupy the Premises for the purposes described in paragraph 4 above with the prior written consent of Consenting Party. Neither Senior Secured Party nor Subordinated Secured Party shall (a) be liable for any diminution in value of the Premises caused by the absence of Property actually removed or by any necessity of replacing the Property or (b) have any duty or obligation to remove or dispose of any Property left on the Premises by Debtor.

         7. Consenting Party agrees to give written notice to Senior Secured Party and Subordinated Secured Party by mail or facsimile to the address or facsimile number set forth above within five (5) days of (a) any default by Debtor of any of the provisions of the Lease or (b) the expiration, termination or cancellation of the Lease or abandonment of the Premises by Debtor; PROVIDED, that neither Senior Secured Party nor Subordinated Secured Party shall be under any obligation to cure any default under the Lease. No liability shall be incurred by Consenting Party for delay or failure to give any default notice to Senior Secured Party or Subordinated Secured Party.

         8. Consenting Party unconditionally consents in advance to (a) the granting of a security interest in the Lease and the Property by Debtor to, and any foreclosure by Senior Secured Party or Subordinated Secured Party, as the case may be, of its security interest in the Lease and/or the Property, in each case pursuant to the Agreements, and the purchase thereof by Senior Secured Party or Subordinated Secured Party or any other purchaser at any such foreclosure or by any conveyance or transfer in lieu of foreclosure, (b) the granting to, and any foreclosure by, Senior Secured Party or Subordinated Secured Party, as the case may be, of the pledge of the capital stock of Debtor made to it pursuant to the Agreements, and the purchase of such stock by Senior Secured Party or Subordinated Secured Party or any other purchaser at any such foreclosure or by any conveyance or transfer in lieu of foreclosure, and (c) any acquisition of any portion of the capital stock of Debtor by Subordinated Secured Party.

         9. This Waiver and Consent shall be governed and controlled by and interpreted under the laws of the State of California and shall inure to the benefit of and be binding upon the successors, heirs, personal representatives and assigns of Consenting Party, Senior Secured Party and Subordinated Secured Party.

         10. If either party commences litigation against the other for the specific performance of this Waiver and Consent, for damages for the breach of this Waiver and Consent or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Waiver and Consent has been executed and delivered by the parties hereto as of the day and year first above written.

                                      SENIOR SECURED PARTY:

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                          --------------------------------------
                                          Its:


                                      SUBORDINATED SECURED PARTY:

                                      LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.

                                      By:
                                          --------------------------------------
                                          Its:


                                      CONSENTING PARTY:

                                      VERNON ASSOCIATES, LLC,
                                      a California limited liability company


                                      By:
                                          --------------------------------------
                                          Its:



ACKNOWLEDGED AND AGREED TO:

DEBTOR:

OVERHILL FARMS, INC.,
a Nevada corporation


By:
    -------------------------------
    Its:

                          ACKNOWLEDGMENT OF INSTRUMENTS


STATE OF _____________    )
                          )  SS.
COUNTY OF ____________

         On _____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature __________________________                 (Seal)



--------------------------------------------------------------------------------



STATE OF _____________    )
                          )  SS.
COUNTY OF ____________

         On _____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ________________________________            (Seal)

STATE OF _____________    )
                          )  SS.
COUNTY OF ____________

         On _____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ________________________________            (Seal)



--------------------------------------------------------------------------------



STATE OF _____________    )
                          )  SS.
COUNTY OF ____________

         On _____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ________________________________            (Seal)

                                   EXHIBIT "A"
                                   -----------

                          LEGAL DESCRIPTION OF PREMISES

PARCEL 1:

THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE LAND CONVEYED TO NEWMARKET COMPANY BY DEED RECORDED IN BOOK 6453 PAGE 78, OF DEEDS; THENCE ALONG THE EASTERLY LINE OF SAID LAND NORTH 09 DEGREES 10 MINUTES 00 SECONDS EAST 400.00 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO PACIFIC LIGHT AND POWER CORPORATION BY DEED RECORDED IN BOOK 6278 PAGE 244, OF DEEDS; THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST 326.46 FEET ALONG SAID SOUTHERLY LINE TO THE EAST LINE OF THE TRACT OF LAND DESCRIBED IN THE AGREEMENT TO CONVEY FROM THE HUNTINGTON LAND AND IMPROVEMENT COMPANY TO CEDARLIND AND PERSON COMPANY, RECORDED IN BOOK 5889 PAGE 250, OF DEEDS; THENCE NORTH 0 DEGREES 10 MINUTES 00 SECONDS EAST
154.77 FEET ALONG SAID EAST LINE TO THE SOUTH LINE OF THE LAND CONVEYED TO LOS ANGELES PACKING COMPANY, BY DEED RECORDED IN BOOK 2445 PAGE 56, OF DEEDS; THENCE ALONG SAID SOUTH LINE NORTH 89 DEGREES 10 MINUTES 50 SECONDS EAST 264.95 FEET TO THE SOUTHEAST CORNER OF THE LAND SO CONVEYED TO SAID LOS ANGELES PACKING COMPANY; THENCE SOUTH 0 DEGREES 10 MINUTES 00 SECONDS WEST 99.93 FEET; THENCE NORTH 88 DEGREES 08 MINUTES 27 SECONDS EAST 627.55 FEET TO A LINE THAT IS PARALLEL TO AND DISTANT 40.00 FEET WESTERLY MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS; THENCE ALONG SAID PARALLEL LINE SOUTH 2 DEGREES 21 MINUTES 20 SECONDS EAST
449.76 FEET TO THE NORTHERLY LINE OF VERNON AVENUE, 40.00 FEET WIDE (FORMERLY FRUITLAND COUNTY ROAD); THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST
585.98 FEET ALONG SAID NORTHERLY LINE TO THE POINT OF BEGINNING.

SAID LAND IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP NO. 3477, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 52, PAGE 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND GRANTED TO THE CITY OF VERNON, A MUNICIPAL CORPORATION IN DEED RECORDED FEBRUARY 21, 1991 AS INSTRUMENT NO. 91-255747, OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS PURPOSES OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THAT LAND CONVEYED TO LOS ANGELES PACKING COMPANY BY DEED RECORDED IN BOOK 2445 PAGE 56, OF DEEDS; THENCE ALONG THE SOUTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID LAND, SOUTH 0 DEGREES 10 MINUTES 00 SECONDS WEST 49.90 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 88 DEGREES 08 MINUTES 27 SECONDS EAST 625.35 FEET TO A LINE THAT IS PARALLEL TO AND DISTANT 40.00 FEET WESTERLY MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS; THENCE SOUTH 2 DEGREES 21 MINUTES 20 SECONDS EAST 50.00 FEET ALONG SAID PARALLEL LINE; THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST 627.55 FEET; THENCE NORTH 0 DEGREES 10 MINUTES 00 SECONDS EAST 50.03 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR INGRESS AND EGRESS PURPOSE OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE EASTERLY SIDELINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS WITH THE NORTHERLY LINE OF VERNON AVENUE 40.00 FEET WIDE; THENCE NORTH 2 DEGREES 21 MINUTES 20 SECONDS WEST 931.28 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO A. B. SALISBURY BY DEED RECORDED IN BOOK 1009 PAGE 5, OF DEEDS.

PARCEL 4:

AN EASEMENT FOR A RAILROAD SPUR TRACK OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE EASTERLY SIDELINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS WITH THE NORTHERLY LINE OF VERNON AVENUE 40.00 FEET WIDE; THENCE NORTH 2 DEGREES 21 MINUTES 20 SECONDS WEST 931.28 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO A. B. SALISBURY BY DEED RECORDED IN BOOK 1009 PAGE 5, OF DEEDS.

                                   EXHIBIT "C"

                              CONDITION OF PREMISES
                                       AND
                                DEPICTION OF SIGN



                                [TO BE ATTACHED]

                                   EXHIBIT "D"

                               CORPORATE GUARANTY



         _______________________________, a _____________________,
("GUARANTOR"), whose address is _____________________________________________,
California ___________, whose facsimile number is _______________ and whose Social Security/Tax Identification Number is ___________, as a material inducement to and in consideration of _____________________________, a ___________________________, as Lessor ("LESSOR"), entering into that certain Standard Industrial/Commercial Multi-Tenant Lease - Net (the "LEASE") dated as of ____________, 200_, with ________________________, a
_________________________, as Lessee ("LESSEE"), concerning space commonly known as _________________, California, hereby unconditionally, irrevocably and jointly and severally guarantees and promises to, and for the benefit of Lessor, full and prompt payment and discharge of all of Lessee's present and future obligations to Lessor and that Lessee shall perform all of its covenants under the Lease, including but not limited to the payment of rent and all other sums now or hereafter becoming due or payable under the Lease. Without Lessor first having to proceed against Lessee or to proceed against any security therefore, Guarantor agrees to pay, on demand, all sums due and to become due from Lessee and all losses, costs, attorneys' fees or expenses which may be suffered by Lessor by reason of Lessee's default, subject to the Maximum Liability Amount (as such term is defined below). Guarantor's liability under this Guaranty shall continue until all amounts due from Lessee have been paid in full and until all other obligations of Lessee to Lessor have been satisfied and shall not be reduced by virtue of any payment by Lessee of any amount due. Guarantor hereby warrants and represents to Lessor that Guarantor now has and will continue to have full and complete access to any and all information concerning the value of assets owned or to be acquired by Lessee, Lessee's financial status and Lessee's ability to pay and perform the obligations owed to Lessor.

         Guarantor expressly consents to Lessor taking any or all of the following actions, from time to time, without notice or further consent from Guarantor and such action shall not affect Guarantor's liability hereunder or create any right of recourse or right of action by Guarantor against Lessor: (i) waiving, renewing, extending, accelerating or otherwise changing the time, manner, place or terms of payment of any indebtedness of Lessee or the performance or observance by Lessee of any other term of any agreement relating to the indebtedness; (ii) holding real or personal property security for payment of this Guaranty or any indebtedness of Lessee, and exchanging, changing, impairing, enforcing, waiving or releasing any such security; (iii) applying any such security and directing the order and manner of sale thereof as Lessor may in Lessor's discretion determine; (iv) modifying, amending, supplementing or adding to any agreements relating to any security or the Lease; (v) exercising, failing to exercise or failing to timely exercise any right or remedy against Lessee, any security (including Lessor's failure to perfect Lessor's security interest in any security) or other guaranty of Lessee's indebtedness; (vi) failing to proceed against or exhaust any of Lessee's security held by Lessor; and (vii) releasing or substituting any one or more endorsers or Guarantors. Guarantor agrees that this is a guaranty of payment not of collection, and consents to any form of remedy pursued by Lessor to enforce its rights under any instrument evidencing or securing Lessee's indebtedness, in whatever order Lessor may choose, including all remedies that may eliminate Guarantor's right of subrogation, result in the relinquishment of a deficiency judgment in Guarantor's favor against Lessee or both. Lessor may, without notice, assign this Guaranty in whole or in part. Guarantor waives any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation from any cause of the liability of Lessee and waives the benefit of any statute of limitations applicable to any indebtedness of Lessee or to any liability of Guarantor hereunder. If Lessee defaults under the Lease, Lessor may proceed immediately against Guarantor or Lessee, or both, or Lessor may enforce against Guarantor or Lessee, or both, any rights that it has under the Lease or against Guarantor pursuant to this Guaranty. If the Lease terminates Lessor may enforce any remaining rights thereunder against Guarantor without giving previous notice to Lessee or Guarantor, and without making any demand on either of them. Guarantor hereby waives notice of or the giving of its consent to any amendments which may hereafter be made to the terms of the Lease, and this Guaranty shall guarantee the performance of the Lease as amended, or as the same may be assigned from time to time. If Lessor disposes of its interest in the Lease, "LESSOR," as used in this Guaranty, shall mean Lessor's successors in interest and assigns.

         Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Lessor to proceed against Lessee or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Lessor to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of Lessee, Lessor, any endorser, creditor of Lessee or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by Lessor, including without limitation, any election which destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Lessee for reimbursement, or both.

         Until all indebtedness of Lessee to Lessor shall have been paid in full, Guarantor shall have no right of subrogation and waive any right to enforce any remedy which Lessor now or may hereafter have against Lessee, and waive any benefit of any security now or hereafter held by Lessor. Guarantor waives all presentments, demands for performance, notice of non-performance, protests, notices of protests, and notices of dishonor and of the existence, creation or incurring of new or additional indebtedness and waives the benefit of all exemptions and homestead laws. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code ss.ss. 2799, 2808, 2809, 2810, 2815, 2819, 2825, 2839 and 2845
through 2850, or any successor sections.

         "LESSEE" and "GUARANTOR" shall include the plural if there is more than one Lessee or Guarantor. If there is more than one Guarantor, their liabilities hereunder shall be joint and several, and each shall be deemed a primary obligor, and the liability of any Guarantor shall not be affected by the death of any other Guarantor or by any notice given by any other Guarantor. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this Guaranty. Guarantor's obligations under this Guaranty shall not be assigned and shall be binding upon Guarantor's heirs and successors.

         The obligations of Guarantor hereunder are independent of the obligations of Lessee. Guarantor agrees that a separate action may be brought or prosecuted against any one or more Guarantors whether or not Guarantors are the alter ego of Lessee and where or not the action is brought or prosecuted against any other Guarantors or Lessee and Lessor may release any Guarantors or Lessee or release or waive any security without releasing other Guarantors.

         If at any time Lessor shall institute any action or proceeding against any Guarantor relating to collecting or enforcement of this Guaranty or the obligations guaranteed hereby, or engage an attorney to enforce any such provision, Lessor shall be reimbursed by such Guarantor in addition to such other relief as the court may award, for attorneys' fees, costs and expenses, all as actually incurred (including, without limitation, those incurred in investigation, appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code or any successor thereto).

         This Guaranty shall be effective irrespective of any change in the composition or ownership or form of ownership of Lessee and wherever the Lessee may be located. If any one or more provisions of this Guaranty shall be determined to be illegal or unenforceable, all other provisions shall remain effective. Neither this Guaranty nor any terms hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought. The liability of Guarantor and all of Lessor's rights, powers and remedies hereunder and under any other agreement now or at any time hereafter in force between Lessor and Guarantor, or any of them, relating to the Lessee shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lessor by law. Guarantor's obligations under this Guaranty may not be assigned and shall be binding upon Guarantor's heirs and successors.

         No delay on Lessor's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lessor's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lessor unless the same shall be in writing, duly signed on Lessor's behalf, and in each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lessor's rights or the obligations of Guarantor to Lessor in any other respect at any other time.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

         In any such action or proceeding, Guarantor waives personal service of the Summons and Complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (1) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth above or which Guarantor has previously advised Lessor in writing with concurrent sending of all such papers by fax to the telephone number set forth above, and service or notice so served shall be deemed complete when received by Guarantor, or (2) in such other manner as may be permissible under the rules of said Courts.

         GUARANTOR FURTHER AGREES THAT ANY TRIAL RELATING TO, ARISING OUT OF OR DERIVING FROM THIS GUARANTY SHALL BE TRIED SOLELY BEFORE A JUDGE AND NOT BEFORE A JURY.

Date:_________________, 200_                GUARANTOR:

                                            ____________________________________
                                            a __________________________


                                            By:
                                                --------------------------------
                                                Name:
                                                Its:


                                            By:
                                                --------------------------------
                                                Name:
                                                Its:

                                   EXHIBIT "E"

                            FORM OF LETTER OF CREDIT
      (Letterhead of a money center bank reasonably acceptable to Landlord)



______________, 200_

____________________________
____________________________
____________________________

Gentlemen:

         We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account of _____________________________________, a ________________________________________, the aggregate amount of
__________________ ($__________________).

         Funds under this Letter of Credit are available to the beneficiary hereof as follows:

         Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by _______________________________________ ("Beneficiary") when accompanied by this
Letter of Credit and a written statement signed by an officer of Beneficiary reading "The amount of drawing represents a sum due ___________________________ as agent for ______________________ under its lease of space at __________________________________ between ____________________________,
Landlord and ___________________________________, Tenant".

         This Letter of Credit is transferable in its entirety. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

         The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

         This Letter of Credit shall expire on ______________________________.

         Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least thirty (30) days prior to any such date of expiration, the undersigned shall give written notice to Holder, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Holder, that this Letter of Credit will not be renewed.

         This Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication 400.

                                           Very truly yours,

                                           (Name of Issuing Bank)


                                           By:
                                               ---------------------------------


                                      -2-